UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 5/25/2011

Commission File Number    001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of stockholders held on May 25, 2011, our stockholders approved an amendment and restatement of the Kraton Performance Polymers, Inc. 2009 Equity Incentive Plan. Our board of directors had previously approved the amended and restated plan, subject to stockholder approval. The amendments to the plan include: changing the name of the plan; clarification of delegation authority; increasing the limit on the maximum number of shares of our common stock that may be covered by awards granted under the plan in any calendar year from 400,000 shares to 750,000 shares; and prohibiting the repricing of options or stock appreciation rights. The foregoing summary of the plan amendments is qualified in its entirety by reference to the amended and restated plan and the description thereof included in our definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2011, we held our annual meeting of stockholders. A total of 30,166,954 shares were represented in person or by proxy at the meeting. Our stockholders considered five proposals as described in our definitive proxy statement filed with the SEC on April 8, 2011. The final results of the voting on each matter submitted to our stockholders at the annual meeting are set forth below.

Proposal 1 – Election of Class II Director. The stockholders elected the nominee of the Board of Directors for Class II director by the vote shown below.

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Richard C. Brown	27,840,720	522,355	0	1,803,879

Proposal 2 – Approval of Amendment and Restatement of Our 2009 Equity Incentive Plan. The stockholders approved the amendment and restatement of the plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,430,782	836,520	95,773	1,803,879

Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,190,710	127,751	44,614	1,803,879

Proposal 4 – Advisory Vote on the Frequency of a Stockholder Advisory Vote on Executive Compensation. The proposal on the frequency of future advisory votes on executive compensation received the following votes:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
23,307,490	14,313	1,040,990	5,053	1,803,879

In light of the results of this advisory vote of our stockholders, we have determined that we will hold an advisory vote on executive compensation on an annual basis until the next advisory vote on the frequency of stockholder votes on named executive officer compensation.

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2011.

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
29,983,907	135,082	47,965	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: June 1, 2011	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer